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                                                         CIGNA VARIABLE PRODUCTS
                                                      INVESTMENT GRADE BOND FUND






                                                               SEMIANNUAL REPORT







                                                                   JUNE 30, 1999




               [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND]

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                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Variable Products Investment Grade Bond Fund (the "Fund"), covering the period ended June 30, 1999.

THE MARKET ENVIRONMENT

The themes which drove the bond market during the second quarter were continued strong economic growth domestically and the recovering economies in many of the emerging markets. Though reported inflation remains muted by historical standards, the impact of a strong U.S. economy and oil price increases on fixed income markets has been to increase inflation expectations. As a result, interest rates have steadily increased, and bond prices have declined. April's reported Consumer Price Index ("CPI") of .7% and the Federal Reserve Board's (the "Fed") subsequent policy shift to a monetary tightening bias set the stage for rates to move higher. Overall, the Lehman Brothers Government/Corporate Bond Index (the "Index") suffered a 1.10% decline for the quarter. Long Treasuries lost over 3.5% of their value, as interest rates on 10-year and 30-year U.S. Treasuries rose 50 and 30 basis points respectively, ending the quarter at yields of 5.78% and 5.96%.

The closing note of the quarter was the Fed's Open Market Committee decision to raise the Federal Funds rate .25% to 5.00%. Since April's worrisome CPI release in mid-May, the May CPI release issued in mid-June reported zero inflation in the aggregate.

The high yield market and emerging markets boasted the highest returns among fixed income asset classes this quarter. All other spread sectors underperformed duration matched treasuries as spreads widened in sympathy with the shift in Federal Reserve policy. In the minds of some investors, higher rates, followed by a slowing economy, could negatively impact financial conditions of corporations. In addition, the market began exhibiting concern about burgeoning new supply in most spread sectors, in addition to concerns over the Fed's raising rates.

FUND ACTIVITY

The portfolio remains fully invested. On June 30, 1999, domestic corporate bonds were approximately 22.3% of portfolio holdings, taxable municipal bonds 15.0%, U.S. Government 55.8%, short-term obligations 5.8% and cash and other assets 1.1%. Per share net asset value was $9.82, down from $10.00 on May 3, 1999 (inception date).

FUND PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Fund returned -1.80% during the two month period since the Fund's inception. This reflects the substantial decline in bond market prices during this period. The Fund is well-positioned going forward to take advantage of attractive spreads in the non-Treasury market. We expect to add consistent value over the long-term through disciplined sector rotation and name selection, as well as appropriate overweighting of non-Treasury sectors versus the Index.

OUTLOOK

The most important variable in the outlook right now is the future course of Fed action. Additional monetary tightening seems necessary to slow the economy down from a 4% real growth pace to a more desirable and sustainable 3% pace, which the Fed views as "non-inflationary". The second quarter growth rate should slow from the first quarter's 4.3% pace on the basis of seasonal factors, higher interest rates and oil price increases alone. With the appropriate monetary response, the bond market is set up for reasonably solid relative performance with long yields approaching 6%. We believe bonds offer attractive relative value with implied real yields approaching 4%, assuming the economy has achieved price stability. As non-Treasury spreads have widened recently, potential risk-adjusted returns have become more favorable. The Fund intends to maintain an overweighting relative to the Index in non-Treasury sectors such as corporate bonds, taxable municipal debt, mortgage-backed securities and, to a modest degree, high yield bonds and emerging markets. Portfolio duration is modestly longer than the Index, and will be opportunistically brought back to neutral when the market improves.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde,
PRESIDENT
CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND





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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   2
June 30, 1999 (Unaudited)


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 93.1%
ENTERTAINMENT & COMMUNICATIONS - 1.5%
Orange PLC, 9.0%, 2009 (144A
    security acquired June, 1999 for
    $200,000)*                               $  200         $  203
Premier Parks, Inc., 9.75%, 2007                100            100
                                                      -------------
                                                               303
                                                      -------------
FINANCIAL - 9.5%
Beneficial Corp., 6.35%, 2001                   425            423
Fairfax Financial Holdings Ltd.,
    7.375%, 2006                                500            490
Finova Capital Corp., 6.625%, 2001              190            191
First Union National Bank Chase,
    6.645%, 2009                                250            245
Transamerica Corp., 9.375%, 2008                440            505
                                                      -------------
                                                             1,854
                                                      -------------
OIL & GAS - 2.4%

Enron Oil & Gas Co., 6.0%, 2008                 500            459
                                                      -------------

TAXABLE MUNICIPALS - 15.0%
Alameda Corridor Transportation
    Authority, 6.5%, 2019                       500            456
Cerritos Calif. Public Financing
    Authority, 8.0%, 2011                       500            529
Chesapeake & Potomac Tele. Co.,
    7.25%, 2012                                 250            254
Decatur Texas Hospital Authority,
    7.75%, 2009                                 200            197
Mississippi Business Financial Corp.,
    7.81%, 2024                                 500            498
New York City Transit Authority,
    6.5%, 2011                                  500            483
Texas Water Res. Finance Authority,
    6.0%, 2002                                  500            498
                                                      -------------
                                                             2,915
                                                      -------------


                                                         MARKET
                                          PRINCIPAL       VALUE
                                            (000)         (000)
-------------------------------------------------------------------
TRANSPORTATION - 2.5%
GATX Capital Corp., 6.36%, 2002               $ 500         $  488
                                                      -------------
UTILITIES - 6.4%
AES Corp., 9.5%, 2009                            150           154
Texas New Mexico Power Co.,
    9.25%, 2000                                  500           516
Toll Road Investments Partnership,
    Zero Coupon, 2010                          1,300           588
                                                       ------------
                                                             1,258
                                                       ------------
U.S. GOVERNMENT AND AGENCIES - 55.8%
Federal National Mortgage Assoc.,
    6.5%, 2029                                 7,015         6,768
United States Treasury Bonds,
    10.375%, 2012                              1,000         1,274
    8.125%, 2021                               1,975         2,408
United States Treasury Notes,
    7.5%, 2002                                    70            73
    5.625%, 2008                                 400           392
                                                       ------------
                                                            10,915
                                                       ------------
TOTAL LONG-TERM BONDS
    (Cost - $18,667,607)                                    18,192
                                                       ------------
SHORT-TERM OBLIGATIONS - 5.8%
U. S. GOVERNMENT & AGENCIES - 3.3 %
Federal Home Loan Banks,
    4.47%, 7/1/99                                648           648
                                                       ------------
BONDS - 2.5%
First Hawaiian, Inc., 6.25%, 8/15/00             500           500
                                                       ------------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $1,150,455)                                      1,148
TOTAL INVESTMENTS IN SECURITIES - 98.9%
    (Total Cost - $19,818,062)                              19,340
    Cash and Other Assets, Less Liabilities - 1.1%             214
                                                       ------------
NET ASSETS - 100%                                         $ 19,554
                                                       ============


* Indicates restricted security; the aggregate value of restricted securities is $203,000 (aggregate cost $200,000) which is approximately 1.0 % of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.

The Notes to Financial Statements are an integral part of these statements.




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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             3


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                           (IN THOUSANDS)
                                          ----------------
ASSETS:
Investments at market value
    (Cost - $19,818,062)                       $ 19,340
Cash on deposit with custodian                        1
Interest receivable                                 220
                                            ------------
      TOTAL ASSETS                               19,561
                                            ------------

LIABILITIES:
Accrued advisory fees payable                         7
                                            ------------

      TOTAL LIABILITIES                               7
                                            ------------

NET ASSETS (Equivalent to $9.82 per
    share based on 1,991,795 shares of
    beneficial interest outstanding;
    unlimited number of shares authorized)
                                              $  19,554
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                                $ 19,912
Undistributed net investment income                 190
Unrealized depreciation of investments             (478)
Accumulated net realized loss on
investments                                         (70)
                                            ------------

NET ASSETS                                     $ 19,554
                                            ============



STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS)
TO JUNE 30, 1999 (UNAUDITED)

                                                  (IN THOUSANDS)
                                                  -------------
INVESTMENT INCOME
INCOME:
Interest                                                $  205
EXPENSES:
    Investment advisory fees                                15
                                                    -----------

NET INVESTMENT INCOME                                      190
                                                    -----------

REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
    Net realized loss from investments                     (70)
    Unrealized depreciation of investments                (478)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                           (548)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                   $   (358)
                                                    ===========


The Notes to Financial Statements are an integral part of these statements.


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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             4




STATEMENT OF CHANGES IN NET ASSETS



                                    (UNAUDITED)
                                FROM MAY 3, 1999* TO
                                   JUNE 30, 1999
                                   (IN THOUSANDS)
                                   --------------
OPERATIONS:
Net investment income                   $   190
Net realized loss from
    Investments                             (70)
Unrealized depreciation
    on investments                         (478)
                                        --------

Net decrease in net assets
    from operations                        (358)
                                        --------

CAPITAL SHARE TRANSACTIONS:
    Net increase from capital share
    Transactions                         19,912
                                        --------

NET INCREASE IN NET ASSETS               19,554
                                        --------

NET ASSETS:
Beginning of period                           -
End of period (including undistributed
net investment income of $189,941)      $19,554
                                        ========



*  Commencement of operations.



The Notes to Financial Statements are an integral part of these statements.



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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND NOTES TO FINANCIAL          5
STATEMENTS (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Variable Products Investment Grade Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed-income securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average net asset value.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the period ended June 30, 1999 were $45,231,994 and $25,998,868, respectively.

As of June 30, 1999, the cost of securities for federal income tax purposes was $19,858,898. At June 30, 1999 unrealized depreciation for Federal income tax purposes aggregated $518,942 of which $8,039 related to appreciated securities and $526,981 related to depreciated securities.

6. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at June 30, 1999 were held by Connecticut General Life Insurance Company relating to variable universal life insurance contracts issued by that company.




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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND Investments in Securities   6
June 30, 1999 (Unaudited)
(Continued)



Transactions in capital stock were as follows:

---------------------------------------------------------------
                                  For the Period May 3, 1999*
                                        to June 30, 1999
                                   Shares             Amount
---------------------------------------------------------------

Amount sold                          2,006             $20,047

Amount issued to shareholders
in reinvestment of dividends
  and distributions                      -                   -
                                  ---------          ----------
                                     2,006              20,047

Amount redeemed                        (14)               (135)
                                  ---------          ----------

Net increase                         1,992             $19,912
                                  =========          ==========


* Commencement of operations.


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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   7
June 30, 1999 (Unaudited)
(Continued)



8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

                                                  (UNAUDITED)
                                                FROM MAY 3, 1999*
                                                TO JUNE 30, 1999
----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                              0.10
Net realized and unrealized gains (losses)            (0.28)
                                                    --------
TOTAL FROM INVESTMENT OPERATIONS                      (0.18)
LESS DISTRIBUTIONS:
From net investment income                               -
From capital gains                                       -
                                                    --------
TOTAL DISTRIBUTIONS                                      -
                                                    --------

NET ASSET VALUE, END OF PERIOD                     $  9.82
                                                   =========

TOTAL INVESTMENT RETURN (2)                          -1.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $19,554
Ratio of expenses to average net assets (3)           0.50% +
Ratio of net investment income to average net
  assets (3)                                          6.17% +
Portfolio turnover                                     483%


    (1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

    (2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value.

    (3) Annualized ratios of expenses and net investment income to average net assets prior to the waiver of expenses were 0.65% and 6.02%, respectively.

    * Commencement of operations.
    + Annualized.



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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND INVESTMENTS IN SECURITIES   8
June 30, 1999 (Unaudited)
(Continued)




  PORTFOLIO COMPOSITION
  (Unaudited)
  June 30, 1999

 -----------------------------------------------------------------

                                         MARKET         % OF
  QUALITY RATINGS* OF                     VALUE        MARKET
  BONDS                                   (000)         VALUE
  ---------------------------------------------------------------

  Aaa/AAA                                 $ 13,231         70.8%
  Aa/AA                                        737          4.0%
  A/A                                        2,078         11.1%
  Baa/BBB                                    2,188         11.7%
  Ba/BB                                        154          0.8%
  B                                            101          0.5%
  Not Rated                                    203          1.1%
                                       ------------  ------------
  Net increase                             $18,692        100.0%
                                       ============  ============


  *The higher of Moody's or Standard & Poor Ratings.




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CIGNA VARIABLE PRODUCTS INVESTMENT GRADE BOND FUND                             9

TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                       PRESIDENT
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.

Russell H. Jones                           Paul J. McDonald                           Alfred A. Bingham III
VICE PRESIDENT AND TREASURER               SENIOR EXECUTIVE VICE PRESIDENT            VICE PRESIDENT AND TREASURER
KAMAN CORPORATION                          AND CHIEF ADMINISTRATIVE OFFICER,
                                           FRIENDLY ICE CREAM CORPORATION             Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY



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CIGNA Variable Products Investment Grade Bond Fund is an open-end, diversified management investment company that invests primarily in fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.